UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1666 East Touhy Avenue, Des Plaines, Illinois	60018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 827-9666

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Lawson Products, Inc. (the “Company”) held a vote at the 2011 Annual Meeting of Stockholders held on May 10, 2011 (the “Annual Meeting”). Out of the 8,522,001 voting shares outstanding, the holders of 8,264,686 shares of the Company’s common stock were represented in person or by proxy to vote on the following proposals:

(a) Directors Ronald B. Port, M.D., Robert G. Rettig and Wilma J. Smelcer were elected to serve until the 2014 Annual Meeting of Stockholders. Of the 8,264,686 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares as to which authority to vote in the election was withheld, and the number of broker non-votes were as follows with respect to each of the nominees:

Name of Director	For	Withheld	Not Voted
Ronald B. Port, M.D.	7,320,089	146,714	797,883
Robert G. Rettig	7,071,533	395,270	797,883
Wilma J. Smelcer	7,078,262	388,541	797,883

(b) A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2011, was approved.  Of the 8,264,686 shares present or represented by proxy at the meeting, 7,675,265 shares were voted for the proposal, 584,322 shares were voted against the proposal and 5,099 shares abstained from voting with respect to the proposal.

(c) An advisory proposal to approve the compensation of the Company’s Named Executive Officers was approved.  Of the 8,264,686 shares present or represented by proxy at the meeting, 7,179,874 shares were voted for the proposal, 68,554 shares were voted against the proposal and 218,375 shares abstained from voting with respect to the proposal.  There were 797,883 broker non-votes.

(d) An advisory proposal to select the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers was voted on.  Of the 8,264,686 shares present or represented by proxy at the meeting, 5,162,059 shares were voted for three years, 49,302 shares were voted for two years, 2,034,933 shares were voted for one year and 220,509 shares abstained from voting with respect to the proposal.  There were 797,883 broker non-votes.  Consistent with the preferred frequency expressed by the shareholders, the Company has determined to hold a non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers every three years, until the next required vote on the frequency of such non-binding advisory votes.

(e) A proposal to approve an amendment to the 2009 Equity Compensation Plan was approved.  Of the 8,264,686 shares present or represented by proxy at the meeting, 6,688,114 shares were voted for the proposal, 560,052 shares were voted against the proposal and 218,637 shares abstained from voting with respect to the proposal.  There were 797,883 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.

(Registrant)

Date: May 12, 2011	By:	/s/ Neil E. Jenkins

Name: Neil E. Jenkins Title: Executive Vice President, Secretary and General Counsel